                                                                     EXHIBIT 4.1

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
----------------
                         TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

   ----------                      [SATURN LOGO] SATURN                                             COMMON STOCK
     NUMBER                                      Electronics & Engineering, Inc.
   SN                                                                                            -----------------
   ----------
                                   INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN
                                                                                                 -----------------
                                                                                                 CUSIP 804077 10 5
                                                                                                  SEE REVERSE FOR
                                                                                                CERTAIN DEFINITIONS

                         ------------------------------------------------------------------------------------------------------

                              THIS CERTIFIES that









                              IS THE OWNER OF

                         -------------------------------------------------------------------------------------------------------
                                   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF
                                                  SATURN ELECTRONICS & ENGINEERING, INC.

                         (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

                              WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                         DATED:




                         /S/ Donald J. Cowie
                         Chief Financial Officer and Assistant Secretary




                                                  ======================================

                                                  SATURN ELECTRONICS & ENGINEERING, INC.
                                                  --------------------------------------
                                                                 CORPORATE
                                                                   SEAL

                                                                   2000
                                                  --------------------------------------
                                                                 MICHIGAN

                                                  ======================================




                         /S/ Wallace K. Tsuha, Jr.
                         Chairman of the Board and Chief Executive Officer



                                                                                        COUNTERSIGNED AND REGISTERED:
                                                                                             AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                                                        BY                          TRANSFER AGENT
                                                                                                                       AND REGISTRAR



                                                                                                                AUTHORIZED SIGNATURE




---------------

---------------

BANKNOTE CORPORATION OF AMERICA
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                     SATURN ELECTRONICS & ENGINEERING, INC.

     The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Assistant Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

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TEN COM - as tenants in common          UNIF GIFT MIN ACT - ................... Custodian......................
                                                                 (Cust)                        (Minor)
TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right of                             under Uniform Gifts to Minors
          suvivorship and not as
          tenants in common                                   Act..............................................
                                                                              (State)
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    Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated _____________________             _______________________________________
                                                  (Signature)


Signature(s) Guaranteed:

__________________________              ________________________________________
SIGNATURE(S) SHOULD BE                  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
GUARANTEED BY AN ELIGIBLE               CORRESPOND WITH THE NAME(S) AS WRITTEN
GUARANTOR INSTITUTION (BANKS,           UPON THE FACE OF THE CERTIFICATE IN
STOCKBROKERS, SAVINGS AND               EVERY PARTICULAR WITHOUT ALTERATION
LOAN ASSOCIATIONS AND                   OR ENLARGEMENT OR ANY CHANGE WHATEVER.
CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 14Ad-15.